EXHIBIT 10.1

AWARD / CONTRACT                        PAGE 1 of 19 PAGES
----------------
CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)
1. RATING: DO-A7
------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO.: FA9453-05-C-0082
------------------------------------
3. EFFECTIVE DATE:  07 OCT 2005
------------------------------------
4. REQUISITION / PURCHASE REQUEST / PROJECT NO.: See Section G
------------------------------------
5. ISSUED BY: AFRL/PK8VE

AF RESEARCH LABORATORY (DET 8)
2251 MAXWELL AVE., SE
KIRTLAND AFB, NM
ANDREA J. STONE
andrea.stone@kirtland.af.mil
------------------------------------
6. ADMINISTERED BY :

DCMA BOSTON
495 SUMMER STREET
BOSTON, MA 02210-2138
SBOSTON@DCMA.MIL
                               SCD: C PAS: (NONE)
------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP
CODE):

BEACON POWER CORPORATION
234 BALLARDVALE ST
WILMINGTON MA 01887-7103
(978) 694-9121
------------------------------------
8. DELIVERY FOB: Other (see below)
------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT:  N

------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO
3EFH5 FACILITY CODE THE ADDRESS SHOWN IN ITEM
See Block 12
------------------------------------
12. PAYMENT WILL BE MADE BY:

DFAS COLUMBUS CENTER
DFAS CO/NORTH ENTITLEMENT OPS
P.O. BOX 182266
COLUMBUS, OH 43218-2266
EFT: T

------------------------------------
11. SHIP TO / MARK FOR : SEE SECTION F
------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
------------------------------------
15A. ITEM NO
------------------------------------
15B.
------------------------------------
15C. QUANTITY
------------------------------------
15D. UNIT
------------------------------------
15E. UNIT PRICE
------------------------------------
15F. AMOUNT
------------------------------------
15G. TOTAL AMOUNT OF CONTRACT $750,000.00
------------------------------------
16. Table of Contents

SEC    DESCRIPTION    PAGE(S) SEC    DESCRIPTION     PAGE(S)
--- ---------------  --------  --- -------------- ---------
O A SOLICITATION/CONTRACT FORM 1 O I CONTRACT CLAUSES 15
O B SUPPLIES OR SERVICES AND PRICES/COSTS 2 ATTACHMENTS
O C DESCRIPTION/SPECS./WORK STATEMENT 7  O J LIST OF ATTACHMENTS 19
O D PACKAGING AND MARKING 8
O E INSPECTION AND ACCEPTANCE 9  K REPRESENTATIONS, CERTIFICATIONS
O F DELIVERIES OR PERFORMANCE 10  OTHER STATEMENTS OF OFFERORS
O G CONTRACT ADMINISTRATION DATA 13 L INSTRS., CONDS., AND NOTICES TO O H SPECIAL CONTRACT REQUIREMENTS 14 M EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. Contractor's Negotiated Agreement
(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall besubject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)


18. Award (Contractor is not required to sign this document).
Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award comsummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

F. William Capp, President and CEO
----------------------------------
19B. Name of Contractor

BY: /s/ F. William Capp
------------------------
19C. Date Signed

7-OCT-2005
------------------------
20A. NAME OF CONTRACTING OFFICER

WILLIAM H. FOSTER
------------------------
20B. United States of America

BY: /s/ William H. Foster
------------------------
(signature of Contracting Officer)

20C. Date Signed
7-OCT-2005
------------------------

NSN
7540-01-152-8069 STANDARD FORM 26 (Rev 4-85) Previous Editions unusable Prescribed by GSA FAR (48 CFR) 53.214(a) ConWrite Version 6.3.17 Created 07 Oct 2005 1:43 PM 31707.doc


PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                                       Qty                       Unit Price
ITEM              SUPPLIES OR SERVICES                                Purch Unit                 Total Item Amount
------------------------------------------------------------------------------------------------------------------------------------

0001                                                                   1
                                                                       Each                      $90,000.00
                  NSN: N - Not Applicable
                  Contract type: J - FIRM FIXED PRICE
                  Inspection: SOURCE
                  Acceptance: SOURCE
                  FOB: SOURCE
                  Descriptive Data:
                  The contractor shall furnish the necessary qualified
                  personnel, materials, facilities, supplies, travel and
                  services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in
                  accordance with Exhibits A, Contract Data Requirements List
                  (DD Form 1423-1) dated 04 April 2005 .



000101
                  Noun:                     Funding Info Only
                  ACRN:             AA                        $90,000.00
                  PR/MIPR:                  F2KBAA5091B009                              $90,000.00

0002                                                                   1                         $90,000.00
                                                                       Each                      $90,000.00
                  Noun:                     STATUS REPORT NO. 2
                  ACRN:             9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:    FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:
                  The contractor shall furnish the necessary qualified
                  personnel, materials, facilities, supplies, travel and
                  services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in
                  accordance with Exhibit A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005 .



000201
                  Noun: Funding Info Only
                  ACRN: AA $90,000.00
                  PR/MIPR: F2KBAA5091B009 $90,000.00





                                                                       Qty                       Unit Price
ITEM              SUPPLIES OR SERVICES                                 Purch Unit                 Total Item Amount
------------------------------------------------------------------------------------------------------------------------------------

0003                                                                   1                         $90,000.00
                                                                       Each                      $90,000.00

                  Noun:                     STATUS REPORT NO. 3
                  ACRN:             9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:    J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  The contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in accordance with Exhibits A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005 .





000301
                  Noun: Funding Info Only
                  ACRN: AA                  $70,000.00
                  PR/MIPR: F2KBAA5091B009                                               $70,000.00

0004                                                          1                                  $90,000.00
                                                              Each                               $90,000.00
                  Noun:                     STATUS REPORT NO. 4
                  ACRN:                     9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  The contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in accordance with Exhibits A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005 .




                                                                       Qty                       Unit Price
ITEM              SUPPLIES OR SERVICES                                Purch Unit                 Total Item Amount
------------------------------------------------------------------------------------------------------------------------------------

0005                                                                   1                         $90,000.00
                                                                       Each                      $90,000.00

                  Noun:                     STATUS REPORT NO. 5
                  ACRN:                     9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  The contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in accordance with Exhibits A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005 .



0006                                                                   1                         $90,000.00
                                                                       Each                      $90,000.00

                  Noun:                     STATUS REPORT NO. 6
                  ACRN:                     9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  The contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in accordance with Exhibits A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005 .





                                                                       Qty                       Unit Price
ITEM              SUPPLIES OR SERVICES                                Purch Unit                 Total Item Amount
------------------------------------------------------------------------------------------------------------------------------------

0007                                                                   1                         $90,000.00
                                                                       Each                      $90,000.00

                  Noun:                     STATUS REPORT NO. 7
                  ACRN:                     9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:


                  The contractor shall furnish the necessary qualified personnel, materials, facilities, supplies, travel and services to perform research and development in accordance with Statement of Work (SOW) entitled, "Extreme Energy Density
                  Flywheel Energy Storage System for Space Applications",
                  Section J, Attachments 1 and 2 and submit data items in accordance with Exhibits A CDRL A002, Contract Data
                  Requirements List (DD Form 1423-1) dated 04 April 2005.



0008                                                                   1                         NSP
                                                                       Each                      NSP

                  Noun:                     DATA & REPORTS (A-SERIES)(A002 & A003)
                  ACRN:                     U
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  The contractor shall furnish data in accordance with Exhibit
                  A, Contract Data Requirements List (CDRL)(DD Form 1423-1)
                  A-Series, data items A002 & A003, dated 04 April 2005. The price for these reports is included in CLIN 0001.

0009                                                                   1                         $120,000.00
                                                                       Each                      $120,000.00

                  Noun:
                  FINAL SCIENTIFIC AND TECHNICAL REPORT
                  ACRN:                     9
                  NSN:                      N - Not Applicable
                  DD1423 is Exhibit:        A
                  Contract type:            J - FIRM FIXED PRICE
                  Inspection:               DESTINATION
                  Acceptance:               DESTINATION
                  FOB:                      DESTINATION
                  Descriptive Data:

                  Submit the draft and Final Scientific & Technical Report in accordance with Exhibit A, Contract Data Requirements List
                  (CDRL) (DD Form 1423-1) data item A001, dated 04 April 2005.
                  The contractor shall submit a DD Form 250Z with the Final
                  Report.


PART I - THE SCHEDULE
SECTION C - DESCRIPTION/SPECS.WORK STATEMENT

OTHER CONTRACT CLAUSES IN FULL TEXT
B028 CONTRACT TYPE: FIRM FIXED PRICE (FEB 1997)
Total Price $750,000.00
Applicable to following Line Items: ALL

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING


OTHER CONTRACT CLAUSES IN FULL TEXT

PRS-C001  C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)  (SEP 2005)

PRS-COO1 INCORPORATED DOCUMENTS/REQUIREMENTS (MARCH 2004)

1. ATTACHMENTS:
         The contractor's Statement of Work (SOW), entitled "Extreme Energy Density Flywheel Energy Storage System for Space Applications," dated 29 Sep 05, shall constitute the work to be performed under this contract and is hereby incorporated in Section J as Attachment 1.

2. EXHIBITS:
         DD Forms 1423-1, Contract Data Requirements List, A-Series A001 through A003, dated 04 Apr 05, are hereby incorporated as Exhibit A.

3. TECHNICAL INTERCHANGE MEETINGS (TIMs)
         There will be one Technical Interchange Meeting with the contractor to be held at Kirtland AFB. The TIM shall be coordinated between the Government Program Manager and the Contractor.

4. MEASUREMENT SYSTEMS

 All measurement units in all documents presented to the Air Force shall be as proposed by the contractor.

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE






I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.247-9008 CONTRACTOR COMMERCIAL PACKAGING (AFMC)  (SEP 1998)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT PRS-D001 PACKAGING AND MARKING - (ADMINISTRATIVE) (SEP 2005)

a. All hardware deliverable contract items shall be packaged in accordance with established commercial practices.

b. All hardware is to be initially delivered to:

         SHIP TO: AFRL/VSSV
         Marked for: FA9453-05-C-0082
         3550 Aberdeen Ave., SE
         Kirtland AFB NM 87117-5776


c. When special delivery and/or handling instructions are required, all boxes and/or crates must contain the following statement in plain sight and in bold letters:

         INSTRUCTION TO RECEIVING OFFICE - DO NOT OPEN; CONTENTS ARE SENSITIVE TO DAMAGE WHEN IMPROPERLY OPENED OR HANDLED.

         CONTACT: Dr. Jerry Fausz, AFRL/VSSV
         PH: (505) 846-7890 (VOICE)

PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE


I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-09 INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT E005 INSPECTION AND ACCEPTANCE (MAR 1998) (TAILORED)

         a. Line Item 0008 - The Data and Reports shall be delivered F.O.B. Destination to the office(s) specified in Block 14 of Exhibit A, DD Form 1423-1, and inspected and accepted by the Project Manager at AFRL/VSSV.

         b. The Contractor shall prepare and submit a final DD Form 250, Material Inspection and Receiving Report, on a one-time basis, collectively accounting for all completed items called for under Exhibit A, which called for submission of data with a letter of transmittal. The DD Form 250 shall be submitted with the last item required to be delivered.



                                                                       SHIP     MARK             TRANS
ITEM              SUPPLIES SCHEDULE DATA                     QTY       TO       FOR              PRI       DATE
------------------------------------------------------------------------------------------------------------------------------------
0001                                                          1        FA9453 FA9453    0                 DARO



0002                                                          1        FA9453 FA9453                      31 Jan 2006

                  Noun: STATUS REPORT NO. 2
                  ACRN: 9


0003                                                          1        FA9453 FA9453                      31 Mar 2006

                  Noun: STATUS REPORT NO. 3
                  ACRN: 9


0004                                                          1        FA9453 FA9453                      31 May 2006

                  Noun: STATUS REPORT NO. 4
                  ACRN: 9


0005                                                          1        FA9453 FA9453                      31 Jul 2006

                  Noun: STATUS REPORT NO. 5
                  ACRN: 9


0006                                                          1         FA9453 FA9453                     30 Sep 2006

                  Noun: STATUS REPORT NO. 6
                  ACRN: 9


0007                                                          1        FA9453 FA9453                      30 Nov 2006

                  Noun: STATUS REPORT NO. 7
                  ACRN: 9


0008                                                          1        FA9453 FA9453                      ASREQ

                  Noun: DATA & REPORTS (A-SERIES)(A002 & A003)
                  ACRN: U


0009                                                          1        FA9453 FA9453                      31 Mar 2007

                  Noun: FINAL SCIENTIFIC AND TECHNICAL REPORT
                  ACRN: 9


PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15 STOP-WORK ORDER  (AUG 1989) 52.247-34 F.O.B. DESTINATION (NOV
1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT F002 PERIOD OF PERFORMANCE (FEB 1997)

Period of performance under this contract shall be 15 months

Technical Completion Date: December 2006 Contract Completion
Date: March 2007.



F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

         (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)". (b) "WARO" means "weeks after the effective date for award of the contractual action". (c) "DARO" means "days after the effective date for award of the contractual action". (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.



F007 SHIPMENT ADDRESS (SEP 1997)
AFRL/VSSV (Project Officer)
3550 Aberdeen Ave
SE Kirtland AFB, NM 87117-5776
Marked for: FA9453-05-C-0082


Det 8 AFRL/PKVE (Contract Specialist)
2251 Maxwell Street
SE Kirtland AFB, NM 87117-5773
Marked for: FA9453-05-C-0082


AFRL/VSIR (Program Manager)
3550 Aberdeen Ave SE Bldg 414, Rm 3A
Kirtland AFB, NM 87117-5776
Marked for: FA9453-05-C-0082


                          AFRL/VSOT SBIR (SBIR Manager)
                         3550 Aberdeen Ave. SE Bldg 497
                           Kirtland AFB, NM 87117-5776
                          Marked for: FA9453-05-C-0082




ACO: See Block 6 on Page 1 for DCMA address Marked for:
FA9453-05-C-0082

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

                                                                                                   Obligation
ACRN           Appropriation/Lmt Subhead/Supplemental Accounting Data                                Amount
AA                                                                                                 $250,000.00
                    57  53600 295 4735 663005 6VS0PC 58800 65502F 503000 F03000
                         Funding breakdown:  On CLIN 000101:         $90,000.00
                                             On CLIN 000201:         $90,000.00
                                             On CLIN 000301:         $70,000.00
               PR/MIPR: JON: 3005VPNJ        F2KBAA5091B009           $250,000.00

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER CONTRACT CLAUSES IN FULL TEXT

G016 SBIR INFORMATION AVAILABLE ON WORLD WIDE WEB (MAR 1999)

Information, instructions, and the associated 'hyperlinks' for SBIR actions are available on the World Wide Web at URL 'http://www.afrl.af.mil/sbir/index.htm' for the following: 'Air Force Proposal Preparation Instructions' (for SBIR Phase II proposals); 'Report Documentation Page', 'SF 298', 'Fast Track Procedures'; and 'Sample DD 250' (for using the DD 250 as an invoice).

PRS-G002  IMPLEMENTATION OF PATENT RIGHTS CLAUSE  (SEP 2005)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to both the Administrative Contracting Officer and the Procuring Contracting Officer in accordance with CDRL A003. The JAN Patent Administrator can be reached at phone number: 505-846-1542. This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

PRS-G004  PAYMENT OF FINAL INVOICE (SEP 2005)

The final invoice shall be payable upon completion of a DD Form 250, "Material Inspection and Receiving Report," with Z-coded shipment number signed acceptance by the Task Order Officer or Contracting Officer's Representative (COR) that all terms and conditions of the contract have been satisfied (see Section E clause E005, subparagraph b.)

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS


OTHER CONTRACT CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K BY REFERENCE (APR 1997)

Section K of the solicitation is hereby incorporated by reference.

H032 PRINCIPAL INVESTIGATOR (MAR 1998)

The Beacon Power Corporation Principal Investigator for this effort is Mr. Richard Hockney. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

H057 SMALL BUSINESS INNOVATION RESEARCH (SBIR) PHASE I AND PHASE II CONTRACT
 REQUIREMENTS (FEB 2003)

The following requirements of the FY 2005 Department of Defense (DoD) solicitation for the Small Business Innovation
Research (SBIR) program are incorporated herein by reference: SB032-048

PRS-H001  CONTRACTING OFFICER AUTHORIZATION (SEP 2005)

The Contracting Officer shall be the only individual authorized to direct and/or redirect the effort or in any way amend any of the terms of this contract, other than those instances specifically delegated to an Administrative Contracting Officer or a Termination Contracting Officer by a contract clause of this contract or in writing by the Procuring Contracting Officer (PCO). For purposes of this contract "the Contracting Officer" is the individual located at the issuing office, and may be abbreviated as "CO" or "PCO." Any changes made by the contractor WITHOUT CO authority will be made at the contractor's own risk.

PRS-H002  LETTER OF CREDIT (OCT 2005)

Prior to any payments being made under this contract, contractor must provide an irrevocable letter of credit in the amount of $750,000 no later than 30 November 2005, or the date of delivery of CLIN 0001, whichever occurs first.

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES





Database_Version: 6.3.x.2000;
Issued: 10/4/2005;
FAR: FAC 2005-06;
DFAR: DCN20050930;
                                DL.: DL 98- 021;
Class Deviations: CD 2005o0001;
AFFAR: 2002 Edition;
                             AFMCFAR: AFMCAC 02-07;
                             AFAC: AFAC 2005-0818;
IPN: 98-009


I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01         DEFINITIONS (JUL 2004)
52.203-03         GRATUITIES (APR 1984)
52.203-05         COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                  (JUL 1995)
52.203-07         ANTI-KICKBACK PROCEDURES  (JUL 1995)
52.203-08         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                  IMPROPER ACTIVITY (JAN 1997)
52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                  (JAN 1997)
52.203-12         LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                  TRANSACTIONS (JUN 2003)
52.204-04         PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07         CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.209-06         PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                  CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
                  (JAN 2005)
52.215-02 AUDIT AND RECORDS -- NEGOTIATION (JUN 1999) 52.215-08 ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997) 52.215-10 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997) 52.215-12 SUBCONTRACTOR COST OR PRICING DATA (OCT 1997) 52.215-14 INTEGRITY OF UNIT PRICES (OCT 1997) - ALTERNATE I (OCT 1997) 52.215-15 PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT
2004) 52.215-18 REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS
                  (PRB) OTHER THAN PENSIONS (JUL 2005) 52.219-06 NOTICE OF TOTAL
SMALL BUSINESS SET-ASIDE (JUN 2003) 52.219-08 UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004) 52.219-14 LIMITATIONS ON SUBCONTRACTING (DEC 1996)
52.222-03         CONVICT LABOR (JUN 2003)
52.222-21         PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26         EQUAL OPPORTUNITY (APR 2002)
52.222-35         EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF
                  THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36         AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37         EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF
                  THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-39         NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION
                  DUES OR FEES (DEC 2004)
52.223-06         DRUG-FREE WORKPLACE  (MAY 2001)
52.223-14         TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAR 2005)
52.227-01         AUTHORIZATION AND CONSENT (JUL 1995)
52.227-11         PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT FORM)
                  (JUN 1997)
                  Para (l), Communications: 'See Section J, Exhibit A, DD form
                  1423-1, Data Item number A003, Entitled "Interim and Final
                  Patent Reports - DD Form 882'
52.229-03         FEDERAL, STATE, AND LOCAL TAXES (APR 2003)
52.232-02         PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS
                  (APR 1984)
52.232-09         LIMITATION ON WITHHOLDING OF PAYMENTS  (APR 1984)
52.232-17         INTEREST (JUN 1996)
52.232-25         PROMPT PAYMENT (OCT 2003)
52.232-33         PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
                  REGISTRATION (OCT 2003)
52.233-01         DISPUTES (JUL 2002)
52.233-03         PROTEST AFTER AWARD (AUG 1996)
52.233-04         APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)
52.242-03         PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-13         BANKRUPTCY (JUL 1995)
52.243-01         CHANGES -- FIXED-PRICE  (AUG 1987) - ALTERNATE V (APR 1984)
52.244-02         SUBCONTRACTS (AUG 1998)
                  Para (e), approval required on subcontracts to: 'NA' Para (k),
                  Insert subcontracts evaluated during negotiations. 'Purdue
                  University Goodrich Texas A&M University Spencer Composites
                  Corporation'
52.244-05         COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06         SUBCONTRACTS FOR COMMERCIAL ITEMS (DEC 2004)
52.245-04         GOVERNMENT-FURNISHED PROPERTY (SHORT FORM)  (JUN 2003)
52.246-23         LIMITATION OF LIABILITY (FEB 1997)
52.249-02         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                  (MAY 2004)
52.249-09         DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)  (APR 1984)
52.252-06         AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)


B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001      PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
                  CONTRACT-RELATED FELONIES  (DEC 2004)
252.204-7004      ALTERNATE A TO FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION
                  (NOV 2003)
252.209-7004      SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                  GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000      PRICING ADJUSTMENTS (DEC 1991)
252.215-7002      COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)
252.225-7006      QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE
                  UNITED STATES (JUN 2005)
252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES  (JUN 2004)
252.225-7014      PREFERENCE FOR DOMESTIC SPECIALTY METALS (JUN 2005)
252.225-7016      RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS
                  (JUN 2005)
252.225-7025      RESTRICTION ON ACQUISITION OF FORGINGS (JUN 2005)
252.225-7030      RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL
                  PLATE (APR 2003)
252.225-7031      SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 2005)
252.226-7001      UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC
                  ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
                  (SEP 2004)
252.227-7018      RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
                  SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019      VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE
                  (JUN 1995)
252.227-7030      TECHNICAL DATA--WITHHOLDING OF PAYMENT  (MAR 2000)
252.227-7034      PATENTS--SUBCONTRACTS  (APR 1984)
252.227-7039      PATENTS--REPORTING OF SUBJECT INVENTIONS  (APR 1990)
252.231-7000      SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7007      LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

                  Para (a), First CLIN that is incrementally funded. '0001' Para
                  (a), Last CLIN that is incrementally funded. '0007' Para (a), Sum presently available for payment and allotted to this contract. '$250,000.00' Para (i), Funds allotted at execution of contract '$90,000' Para (i), Date that funds will be available for 2nd funding period. '07 OCT 2005' Para (i), Funds allotted for 2nd period. '$90,000.00' Para (i), Date that funds will be available for 3rd funding period. '07 OCT 2005' Para (i), Funds allotted for 3rd date. '$70,000.00' Para
                  (i), Date that funds will be available for 4th funding period. '07 OCT 2005'

252.232-7010      LEVIES ON CONTRACT PAYMENTS (SEP 2005)
252.235-7010      ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995) Para (a),
                  name of contracting agency(ies): 'United States Air Force'
                  Para (a), contract number(s): 'FA9453-05-C-0082' Para (b), name of contracting agency(ies): 'United States Air Force'
252.235-7011      FINAL SCIENTIFIC OR TECHNICAL REPORT (NOV 2004)
252.243-7001      PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
252.243-7002      REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000      SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS
                  (DOD CONTRACTS) (MAR 2000)
252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024      NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)



C. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.235-9001     KEY POSITIONS AND MINIMUM QUALIFICATIONS (AFMC) (JUL 1997)
                  para (a), job title 'Richard Hockney' para (a), qualifications required 'Principal Investigator'


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER CONTRACT CLAUSES IN FULL TEXT

PRS-I002  USE OF WIDE AREA WORK FLOW (WAWF) FOR SUBMISSION OF INVOICING AND
        RECEIVING REQUIREMENTS (SEP 2005)

         (a) Invoice and Receiving documents must be generated and submitted electronically using Wide Area Work Flow (WAWF).

         (b) If you use Electronic Data Interchange (EDI) for document submission, your EDI transactions must be formatted in the WAWF EDI Guide structure and sent to WAWF via the Defense Electronic Business Exchange (DEBX). DEBX will submit to WAWF for processing. For detailed registration instructions and for viewing various reference tool links, access the WAWF-RA website at https://wawf.eb.mil/

         (c) Notwithstanding the above, a hard-copy packing list must be included in each shipment of contract deliverables. A copy of the WAWF receiving report or invoice may be used as the packing list.

        (D) THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES AND ADDITIONAL E-MAILS CORRECTLY THROUGH WAWF. Select the Combination (Invoice + Receiving Report)

 Use Receiving Report ON ALL DELIVERABLES, SUBSTITUES FOR ANY DD250 REQUIREMENT

         Contract Number: FA9453-05-C-0082

         Delivery Order: (If applicable)

         Issue-by DoDAAC:  FA9453

         Admin DoDAAC: S2206A

         Inspected By DoDAAC: FA9453

         Ship-To Code:  FA9453

         Service Acceptor: (Use for "Invoice as 2-in-1" -services only)

         Ship-From Code:  NOT NEEDED

        LPO DoDAAC/Ext: NOT NEEDED

         Pay DoDAAC: HQ0337

         ADDITIONAL E-MAIL NOTIFICATIONS:



Program Manager e -mail: jerry.fausz@kirtland.af.mil Payments may be expedited electronically via the Internet through the WAWF system. To access WAWF, go to wawf.eb.mil. WAWF Training may be accessed online at www.wawftraining.com.

Contact your ACO for additional assistance with WAWF training, registration, and implementation. Payment information may be accessed using the DFAS website at www.dfas.mil. Your purchase order/contract number or invoice will be required to check status of your payment.

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J - LIST OF ATTACHMENTS

DOCUMENT                    PGS       DATE               TITLE
------------------------ ----------- ------------------ ------------------------------------------------------------
EXHIBIT A                    3          04 APR 2005     CONTRACT DATA REQUIREMENTS LIST, (DD FORM 1423-1) (A
                               SERIES) (A001-A003)
ATTACHMENT 1                 5          29 SEP 2005     STATEMENT OF WORK ENTITLED, "EXTREME
                                                        ENERGY DENSITY FLYWHEEL ENERGY
                                                        STORAGE SYSTEM FOR SPACE APPLICATIONS ."
ATTACHMENT 2                 2          29 SEP 2005     PHASE II SCHEDULE


                                                                                                                         EXHIBIT A
==================================================================================================================================
CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approval OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense,
Washington Headquarters Services, Directorate for Information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and
to the Office of Management and Budget, Paperwork Reduction Project (0704-0188),
Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
==================================================================================================================================
A.  CONTRACT LINE ITEM NO.:                                       D.  SYSTEM/ITEM........: Extreme Energy Density Flywheel Energy
B.  EXHIBIT....................................:     A            Storage System for Space Applications
C.  CATEGORY..............................: OTHER SBIR Phase II   E.  CONTRACT/PR NO.:  FA9453-05-C-0082
                                                                  F.  CONTRACTOR.........:   Beacon Power Corporation
1.  DATA ITEM NO........................:   A001
2.  TITLE OF DATA ITEM............: Scientific & Technical Report
3.  SUBTITLE..................................: Final Report

----------------------------------------------------------------------------------------------------------------------------------
4.  AUTHORITY.............................:  DI-MISC-80711A
5.  CONTRACT REFERENCE......:   SBIR Solicitation Sec 5.3
6.  REQUIRING OFFICE..............: AFRL/VSSV   9.  DIST. STATEMENT REQUIRED......:     12.  DATE OF FIRST SUBMISSION:  See Blk 16
7.  DD250 REQ................................: B                                        13.  DATE OF SUBSEQUENT SUBM.:  See Blk 16
8.  APP CODE.................................: A  10. FREQUENCY......................................: One/R
11.  AS OF DATE........................................:  N/A

------------------------------------------------------------------- ----------------------- -----------------
14. DISTRIBUTION A. ADDRESSEES B. COPIES
                                                                    ----------------------- -------- --------
                                                                                              DRAFT    FINAL
                                                                    ----------------------- -------- --------
                                                                        AFRL/VSSV                2        2
                                                                    ----------------------- -------- --------
                                                                        AFRL/VSIR (VS)           1        0
                                                                    ----------------------- -------- --------
                                                                        AFRL/VSOT-SBIR           0        1
                                                                    ----------------------- -------- --------
                                                                         AFRL/PKVE             Ltr      Ltr
                                                                                              Only     Only
                                                                    ----------------------- -------- --------
                                                                         ACO                   Ltr      Ltr
                                                                                              Only     Only
                                                                    ----------------------- -------- --------
                                                                    ----------------------- -------- --------
                                                                     15.  TOTAL:                3        3
                                                                    ----------------------- -------- --------
----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
Blk 4: The final report shall be prepared I.A.W. PS Pamphlet 61-201, Preparation of Technical Reports. PS Pamphlet 61-201 may be accessed via the internet at
http://www.vs.afrl.af.mil/publications. The contractor shall complete and submit an SF 298 Report Documentation Page, which is available at:
http://www.vs.afrl.af.mil/abstracts. The contractor shall incorporate all required changes upon receipt of the technically reviewed and edited draft. An electronic copy shall be delivered with a hard copy of the draft version(s) as well as with a hard copy of the final version of the technical report. The electronic copy shall be a .pdf file. A CD-ROM (CD-RW) or a zip disk are the acceptable media for submittal. Reports shall not be submitted by email.

A nonproprietary interim summary report shall be delivered 12 months after contract award, and a nonproprietary final summary report shall be delivered concurrently with the final technical report. Both reports shall be delivered to AFRL/VSOT, 3600 Hamilton Ave SE, Bldg 382, Kirtland AFB NM 87117-5776. Summary reports shall be prepared in accordance with instructions posted on the Air
Force Virtual SBIR Shopping Mall at http://www.sbirsttrmall.com. A CD-ROM
(CD-RW) or 3.5 inch disk is the acceptable media for submittal. One paper copy of the report shall be delivered along with the electronic copy of the report.
Reports shall not be submitted by email.


THE REPORT WILL BE PUBLISHED WITH THE DEFENSE TECHNICAL INFORMATION CENTER
(DTIC) by AFRL/VSIR. Under no circumstances shall the contractor submit either the draft or the final technical report to DTIC.

Blk 7: Submit draft Final Report with letter of transmittal. Submit final version of the report to the designated AFRL technical project manager. In preparing the final DD 250 for the contract, code the shipment number with a "Z". The "Z" coded DD form 250 shall be delivered to AFRL/VSSV to the designated project manager.

Blk 9: All documentation shall be marked I.A.W. DoDD 5230.24 with the following distribution statement: "Distribution authorized to U.S. Government Agencies only; PROPRIETARY INFORMATION, 4 Apr 05. Other requests for this document shall be referred to the Air Force Research Laboratory/VSSV, 3550 Aberdeen Ave. SE,
Kirtland AFB, NM 87117-5776."

EXPORT CONTROL WARNING: All technical data shall be marked as follows: "WARNING
-- This document contains technical data whose export is restricted by the Arms
Export Control Act (Title 22, U.S.C. Sec.2751, et seq) or the Export
Administration Act of 1979, as amended, Title 50, U.S.C. App 2401 et seq.
Violations of these export laws are subject to severe criminal penalties.
Disseminate in accordance with provisions of DOD Directive 5230.25."

Draft and final reports shall be marked with the appropriate distribution statement and any restrictive legends that apply. If restrictive legends are not evident, the data may be treated as unrestricted.

Blks 12 & 13: The contractor shall deliver the Final Scientific and Technical
Report, in draft, within 30 calendar days after completion of the contract technical effort. The USAF will review, edit and return the draft no later than 30 calendar days after receipt of the draft Final Report. Upon receipt of the reviewed and edited draft, the contractor shall take no more than 30 calendar days to incorporate all required changes and deliver the final version of the report. The "Z" coded form 250 shall be delivered to AFRL/VSSV technical project manager.

--------------------- -------------------------------------------- --------------------------------- ----------------------------
17. PRICE GROUP: 18. ESTIMATED TOTAL PRICE :
--------------------- -------------------------------------------- --------------------------------- ----------------------------
G. PREPARED BY: A. Walker I. APPROVED BY: D. Patten
H. DATE: 4 Apr 05 J. DATE: 4 Apr 05
===================== ============================================ ================================= ============================
DD Form 1423-1, SEP 97  (EG) (Computer Generated)           PREVIOUS EDITIONS ARE OBSOLETE                    Page 1 of 3 Pages
=================================================================================================================================
CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approval OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense,
Washington Headquarters Services, Directorate for Information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and
to the Office of Management and Budget, Paperwork Reduction Project (0704-0188),
Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
=================================================================================================================================
A.  CONTRACT LINE ITEM NO.:                                       D.  SYSTEM/ITEM........:  Extreme Energy Density Flywheel Energy
B.  EXHIBIT......................: A                                  Storage System for Space Applications
C.  CATEGORY.....................: OTHER SBIR Phase II            E.  CONTRACT/PR NO.:  FA9453-05-C-0082
                                                                  F.  CONTRACTOR.........:   Beacon Power Corporation
1. DATA ITEM NO..................: A002
2. TITLE OF DATA ITEM............: Status Report
3. SUBTITLE......................: Bi-Monthly
------------------------------ ---------------------------------------------------------------------------------------------------
4. AUTHORITY..................: DI-MGMT-80368
5.  CONTRACT REFERENCE........:  SBIR Solicitation Sec. 5.3
6.  REQUIRING OFFICE..............: AFRL/VSSV
7.  DD250 REQ.....................:  LT
8.  APP CODE......................: No
9.  DIST. STATEMENT REQUIRED......: B
10. FREQUENCY......................Bi-Monthly
11. AS OF DATE....................: N/A
12. DATE OF FIRST SUBMISSION: See Blk 16
13. DATE OF SUBSEQUENT SUBM.: See Blk 16
                    ------------------------------------------------------------------- ----------------------- -----------------
14. DISTRIBUTION A. ADDRESSEES B. COPIES
                                                                                                                 DRAFT    FINAL
                                                                                        ----------------------- -------- --------
                                                                                          AFRL/VSSV                0        2
                                                                                        ----------------------- -------- --------
                                                                                          AFRL/PKVE                0        1
                                                                                        ----------------------- -------- --------
                                                                                          ACO                      0        1
                                                                                        ----------------------- -------- --------
                                                                                        ----------------------- -------- --------
                                                                                        ----------------------- -------- --------
                                                                                        ----------------------- -------- --------
                                                                                        15.  TOTAL:                0        4
                                                                                        ----------------------- -------- --------
---------------------------------------------------------------------------------------------------------------------------------
16. REMARKS

Blk 4: The contractor shall document efforts described in the SBIR proposal
"work-plan" or statement of work (SOW). The contractor shall include status or updates regarding commercialization efforts, i.e., investors, potential customer base or "Phase III commitments" and sales. Reports shall include the total amount of all invoice(s) submitted for payment and the balance of unpaid invoices for each reporting period. Submit a final report summarizing all costs through contract completion. CONTRACTOR FORMAT IS PREFERRED. Reports shall not be submitted electronically.

Blk 9: All documentation shall be marked IAW DODD 5230.24 with the following distribution statement: "Distribution authorized to U.S. Government Agencies only; PROPRIETARY INFORMATION, 4 Apr 05. Other requests for this document shall be referred to the Air Force Research Laboratory/VSSV, 3550 Aberdeen Ave. SE,
Kirtland AFB, NM 87117-5776."

EXPORT CONTROL WARNING: All technical data shall be marked as follows: "WARNING
-- This document contains technical data whose export is restricted by the Arms
Export Control Act (Title 22, U.S.C. Sec. 2751, et seq.) or the Export
Administration Act of 1979, as amended, Title 50, U.S.C. App 2401 et seq.
Violations of these export laws are subject to severe criminal penalties.
Disseminate in accordance with provisions of DoD Directive 5230.25."

Blks 11, 12 & 13: The contractor shall deliver the first Status Report within 10 calendar days after completion of the first 60 days following contract award.
Subsequent reports shall be delivered every 60 calendar days thereafter through completion of the contract technical effort.


-------------- -------------------------------------------- --------------------------------- -----------------------------------
17. PRICE GROUP: 18. ESTIMATED TOTAL PRICE :
-------------- -------------------------------------------- --------------------------------- -----------------------------------
G. PREPARED BY: A. Walker
I. APPROVED BY: D. Patten
H. DATE: 4 Apr 05
J. DATE: 4 Apr 05
============== ============================================ ================================= ===================================
DD Form 1423-1, SEP 97  (EG) (Computer Generated)           PREVIOUS EDITIONS ARE OBSOLETE                    Page 2 of 3 Pages

============== ============================================ ================================= ===================================
DD Form 1423-1, SEP 97  (EG) (Computer Generated)           PREVIOUS EDITIONS ARE OBSOLETE                    Page 3 of 3 Pages
=================================================================================================================================
CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approval OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense,
Washington Headquarters Services, Directorate for Information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and
to the Office of Management and Budget, Paperwork Reduction Project (0704-0188),
Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
=================================================================================================================================
A.  CONTRACT LINE ITEM NO.:                                       D.  SYSTEM/ITEM........: Extreme Energy Density Flywheel Energy
B.  EXHIBIT....................................:     A            Storage System for Space Applications
C.  CATEGORY..............................: OTHER SBIR Phase II   E.  CONTRACT/PR NO.:  FA9453-05-C-0082
                                                                  F.  CONTRACTOR.........:   Beacon Power Corporation
1.  DATA ITEM NO........................:  A003
2. TITLE OF DATA ITEM............: Technical Report - Study/Services
3. SUBTITLE..................................: Success Story and Marketing Strategy
----------------------- ---------------------------------------------------------------------------------------------------------
4. AUTHORITY.............................: DI-MISC-80508A
5.  CONTRACT REFERENCE......:   See Blk 16
6.  REQUIRING OFFICE..............: AFRL/VSSV
7.  DD250 REQ................................: LT
8.  APP CODE.................................: No
9. DIST. STATEMENT REQUIRED......: A
10. FREQUENCY................................: Two
11. AS OF DATE...............................: N/A
12. DATE OF FIRST SUBMISSION: See Blk 16
13. DATE OF SUBSEQUENT SUBM.: See Blk 16
                     ------------------------------------------------------------- ----------------------------- -----------------
14. DISTRIBUTION A. ADDRESSEES B. COPIES
                                                                                  ----------------------------- -----------------
                                                                                                                  DRAFT    FINAL
                                                                                  ----------------------------- -------- --------
                                                                                     AFRL/VSSV                      0        1
                                                                                  ----------------------------- -------- --------
                                                                                     AFRL/PKVE                     Ltr      Ltr
                                                                                  ----------------------------- -----------------
                                                                                     AFRL/VSOT (ARCHULETA)          0        1
                                                                                  ----------------------------- -----------------
                                                                                     ACO                           Ltr      Ltr
                                                                                  ----------------------------- -----------------

                                                                                  ----------------------------- -----------------
                                                                                  15.  TOTAL:                      0        1
                                                                                  ----------------------------- -------- --------
----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS

Blk 4: The required Marketing Strategy Report and Success Story are to be prepared in the contractor's own format. The first report shall be delivered within 120 days after completion of the first full year after award; the 2nd report shall be delivered within 90 days after completion of the contracted
Phase II technical effort. If appropriate, the Success Story portion of this report shall be delivered as soon as results warrant. The Air Force Research
Laboratory will use the data to update SBIR commercialization records. Report shall not be submitted electronically.

Blk 5: This is an AFRL requirement on all SBIR Phase II contracts.

Blks 12 & 13: The contractor shall deliver the initial Marketing Strategy Report within 120 days after completion of the first year of contractual technical effort. The second report shall be delivered within 90 days after completion of the contract technical effort.
--------------------- -------------------------------------------- --------------------------------- ----------------------------
17. PRICE GROUP: 18. ESTIMATED TOTAL PRICE :
--------------------- -------------------------------------------- --------------------------------- ----------------------------
G. PREPARED BY: A. Walker
I. APPROVED BY: D. Patten
H. DATE: 4 Apr 05
J. DATE: 4 Apr 05
===================== ============================================ ================================= ============================
DD Form 1423-1, SEP 97  (EG) (Computer Generated)           PREVIOUS EDITIONS ARE OBSOLETE                    Page 3 of 3 Pages


                                                                    ATTACHMENT 1

                  DARPA SB032--048: Unconventional Space Power

                      STATEMENT OF WORK (FA9453-05-C-0082)
                (Developer from BPC_MIL04_08SBIR_DARPA_PHASE II)

  Extreme Energy Density Flywheel Energy Storage System for Space Applications



1. PHASE II - TECHNICAL OBJECTIVES

The overall objective of the proposed program is to develop the preliminary design for the highest-possible energy-density flywheel energy storage system within the given constraints. This Phase II program plan is presented assuming that the power and energy requirements of the selected system are within the boxes shown in Figures 5 and 6 of the original submission (Ref. BPC_MIL04_08SBIR_DARPA_PHASE II). Thus, limited technology development is planned, and the program is focused on trade-offs, design, and analysis leading to a Preliminary Design Review (PDR). This will be presented at a level of detail sufficient to allow a merit decision based on whether to proceed to the proto-qualification stage in Phase III. The specific tasks of the program can be enumerated as follows:

o        Specification Definition & Review
o        Preliminary System Sizing
o        Technology Review & Insertion
o        Trade Studies
o        Preliminary Concept
o        Preliminary Analysis
o        Concept Update
o        Final Analysis
o        Preliminary Design Review (PDR)

2. PHASE II - WORK PLAN

The Phase II work plan will include the tasks shown in the subsections below per schedule "AFRL-DARPA Phase II Schedule".

2.1. SYSTEM DEFINITION & REVIEW
     A determination of the platform power requirements (i.e., system specifications) will be necessary in order to design the appropriate flywheel system. The following would be required at a minimum:
o

o        Peak and Continuous Power
o        Input Voltage and Power
o        Output Voltage and Power
o        Usable Energy
o        Parasitic Loss
o        Cycles
o        Mean Time Between Failures
o        Response Time
o        Environment Specs
o        Size and Mass Constraints
o        Installation Requirements
o        Launch Loads
o        Satellite Interaction
o        Monitoring

     Once these items are identified, the development of mechanical and electrical subsystem specifications and the preliminary design can proceed as follows.


2.2. PRELIMINARY SYSTEM SIZING
     The first step is to determine the required energy level and the rate of charge and discharge that is required. From this, an initial rotor and motor size can be established.

2.2.1. ROTOR
         Once the stored energy of the system is established, the initial size of the composite rim is calculated. Initial rotor dynamics are subsequently reviewed to establish a maximum speed for the size rim.

2.2.2. MOTOR
         Based on the required rate of charge and discharge the initial motor size and cross-section can be established.

2.2.3. STRUCTURE/MOUNTING
         Based on the rotor and motor size an initial structure including a preliminary bearing system will be established. This is just a baseline to initiate more detailed trade studies.

2.2.4. ELECTRONICS
         The specific functions involved are: o

o        Spacecraft communications interface
o        Magnetic bearing controller
o        Bus voltage regulator
o        Motor drive
o        Input power converter (if required)

         The power electronics size and mass are driven by the power requirements as well as system input and output voltages. From this initial sizing, baseline efficiencies are established. This can be fed back into any initial assumptions to assure the first pass at the rotor stored energy is correct. Any significant adjustments may require a second iteration on the rotor and motor sizing.


2.3. TECHNOLOGY REVIEW AND INSERTION

     As part of his normal functions, the role of Beacon's Chief Engineer is to maintain awareness of flywheel-related technology improvements being advanced in both the aerospace and university sectors.

2.3.1. PRIOR PROGRAMS

         Incorporate knowledge from National Aeronautics and Space Administration (NASA) and Air Force Research Laboratory (AFRL) funded component and system design studies and experiments with both aerospace companies and universities. .

2.3.2. CURRENT PROGRAMS

         Monitor government agency contract awards relative to flywheel technology. As part of the Phase II effort, the Chief Engineer will work with the sponsors of this program to obtain pre-publication results of ongoing work.

2.3.3. TECHNOLOGY LIMITATIONS

         Track ongoing work in the field to benefit from avoiding pit-falls discovered by others in "pushing the envelope."

2.4. TRADE STUDIES

2.4.1. MOTOR
         Permanent Magnet (PM), Induction (IM), and Switch Reluctance motors each can be incorporated into a flywheel energy storage system. They each have different efficiencies, heat loss on the rotor and stator, weight, impact on rotor dynamics, electronics required to drive them, and therefore impact the systems ability to meet performance requirements.

         A trade study will look at the advantages and disadvantages of each configuration so that the motor is selected that will optimize the overall system performance. A goal of the program is the motor be capable of a time-limited maximum-power discharge without requiring active cooling. Both trickle and pulse charge profiles will be considered.

2.4.2. BEARINGS/SUSPENSION SYSTEM
         Flywheel rotors have been supported by a combination of passive and active magnetic bearings as well as hybrid systems, which use magnetic lift with mechanical bearings for radial support. Even fully magnetic systems use mechanical backup-bearings for un-powered operation. Each has different power loss, life, reliability and impact on rotor dynamics, and overall complexity. Benefits of each will be summarized so that the system that best matches the program requirements will be incorporated in the final design. The magnetic bearing analysis and design will be performed with Beacon defined requirements.

         A significant issue for a spacecraft system is the rotor-spacecraft interaction in terms of torque and vibration. Torque interaction will be managed with the control of the motor torque applied to the individual counter-rotating rotors. Vibration interaction must either be managed by the magnetic bearings alone, or more likely in conjunction with a structural isolation system.

2.4.3. STRUCTURE
         Various structural arrangements can be considered depending on the size of the flywheel, launch loads, and rotor dynamic requirements. Assembly and manufacturability of the components will also be considered. There will be constraints imposed on the mounting interface by the spacecraft configuration. Concepts will be generated by the design team and iterated to obtain the lowest mass, while assuring the components can be manufactured and assembled, as well as allow the overall system to meet its requirements. Since a secondary goal of the program is to minimize the system volume, an effort will be made to nest the two counter-rotating rims to maximize the shared length and structure.

2.4.4. ELECTRONICS
         Each motor requires a different electronic topology to convert the kinetic energy of the rotor system to the output load. Inverter sizing and efficiencies are considered as well as the overall layout and packaging of the components. Interfaces with the satellites system will be reviewed. The general topology for the motor system will be defined. Once the motor is selected a more complete topology for the selected motor will be defined. Engineers will provide assistance with known techniques for EMI mitigation including shielding. The space-qualified electronics design parameters for the remaining functions will also will be provided, using as many existing designs as possible.
2.4.5. COMPOSITE HUB

         Coupons of the composite material proposed for the hub design in Phase I will be fabricated and tested both to determine the material properties and to validate the static design allowables.

2.5. PRELIMINARY CONCEPT
     The result of the trade studies will be incorporated into the preliminary conceptual design for each of the system components: o

o        Rim
o        Hub
o        Motor
o        Shaft
o        Bearings
o        Structure
o        Power Conversion
o        Control Electronics

2.6. PRELIMINARY ANALYSIS
     Concept definition is followed by the detailed analysis of the salient parameters for each component, which must be performed to see whether the mission requirements can be met. Evaluation of the performance in the areas such as thermal, dynamics, stress, fatigue, bandwidth, environmental effects, etc. will be performed first with rough calculations and then using the most current analytical software tools available. Shortfalls in performance will be addressed via redesign of one or more components depending on the nature of the parameter interaction. At the successful completion of these analyses, the Concept Review will be presented to the sponsor's reviewers as a preliminary check on the approach, and to elicit feedback on the selected approaches and/or program updates.

2.7. CONCEPT UPDATE
     Input, new ideas, and additional analysis resulting from the concept review will be considered and evaluated. Any deficiencies in the design relative to the requirements will be addressed. Changes from this process will be reflected in an updated cross-section Component designs will be updated and utilized in the final analysis.


2.8. FINAL ANALYSIS

     Based on the results of the Concept Update, this task repeats any analysis that is required to evaluate the proposed changes. If inconsistencies are found, they are immediately flagged for discussion. Once the redesign is completed, the CAD group produces the updated build drawings for critical components, and the Manufacturing group creates a preliminary Manufacturing Plan, which includes Assembly and Test Method Sheets, and preliminary look at required fixtures for handling, alignment and test.


2.9. PRELIMINARY DESIGN REVIEW (PDR)


     By far the largest effort of this task is preparation for the Preliminary Design Review. All of the trade studies and analyses must be presented to a group of expert reviewers in order that the design be validated and analytical "holes" be uncovered. The review is expected to be very detailed and will be attended by expert reviewers in the fields of:
o

o        Composites
o        Magnetics
o        Electronics
o        Controls
o        Structures
o        Heat Transfer
o        Spacecraft Interaction
o        Space Environment

2.10. REPORTING/DELIVERABLES


     Technical progress reports will be submitted every other month with a complete Final Technical Report submitted at the end of the program. It is Beacon's expectation that a government representative will periodically visit our facility in Wilmington, MA. All PDR material including preliminary drawings, and manufacturing plans will be included in the drawing package.

                                                                                      ATTACHMENT 2

                                    SCHEDULE



                                 FA9453 PHASE II SCHEDULE 9-29-05

  ID                        TASK NAME                          DURATION              START
-------    ---------------------------------------------    ----------------    ----------------

     1     ATP                                                   1 day                10/7/2005
     2     Specification Definition & Review                    30 days              10/10/2005
     3     Preliminary System Sizing                            45 days              11/21/2005
     4     Technology Review & Insertion                        55 days              11/21/2005
     5     Trade Studies                                        55 days                2/1/2006
     6     Preliminary Concept                                  22 days               4/20/2006
     7     Preliminary Analysis                                 45 days               5/22/2006
     8     Concept Update                                       22 days               7/26/2006
     9     Final Analysis                                       60 days               8/25/2006
    10     PDR                                                  22 days              11/17/2006
    11     Reporting                                           276 days              11/30/2005
    12     Reporting CLIN 0001                                   1 day               11/30/2005
    13     Reporting CLIN 0002                                   1 day                1/31/2006
    14     Reporting CLIN 0003                                   1 day                3/31/2006
    15     Reporting CLIN 0004                                   1 day                5/31/2006
    16     Reporting CLIN 0005                                   1 day                7/31/2006
    17     Reporting CLIN 0006                                   1 day                9/30/2006
    18     Reporting CLIN 0007                                   1 day               11/30/2006
    19     Reporting CLIN 0009                                   1 day               12/30/2006
